Investment in Affiliates (Combined and Condensed Information Related to Affiliates) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Operations:
Total revenues	¥ 1,606,565	¥ 1,871,156	¥ 1,394,872
Income before income taxes	187,203	245,408	154,162
Net income	114,271	210,443	109,183
Financial position:
Total assets	11,473,689	9,391,445	8,452,544
Total liabilities	7,542,997	6,717,326	6,075,513
Total equity	¥ 3,930,692	¥ 2,674,119	¥ 2,377,031